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                         NEWSTAR MEDIA INC. COMPENSATION
                              AND PAYMENT TRUST FOR
                      CONSULTANTS AND PROFESSIONAL ADVISORS

         This Trust Agreement ("Agreement") is made this 30th day of December, 1998, by and between NEWSTAR MEDIA INC., a California corporation (the "Company") and Robert Murray (the "Trustee"), as Trustee, with reference to the following facts:

         A. WHEREAS, the Company has agreed to and adopted a plan and procedure for providing deferred compensation, on a voluntary basis, to various consultants and professional advisors of the Company; and

         B. WHEREAS, the Company has incurred various liabilities to consultants and professional advisors of the Company; and

         C. WHEREAS, certain of such consultants and professional advisors have agreed to accept deferred compensation in the manner provided herein; and

         D. WHEREAS, the Company wishes to establish a trust (the "Trust") and to contribute to the Trust shares of the duly authorized and issued common stock of the Company to be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to the Participants, as herein defined, in such amounts and at such times as herein provided; and

         E. WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities to the consultants and professional advisors of the Company who are Participants, as hereinafter defined.

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed as follows:

1. ESTABLISHMENT OF TRUST.

         1. The Company and the Trustee hereby establish a trust (the "Trust") for the purposes and subject to the terms and conditions hereinafter provided. The Company hereby deposits in the Trust a total of Three Hundred Nine Thousand Five Hundred Eighty-eight (309,858) shares of the duly authorized, validly issued and fully paid common stock of the Company, which shall become the principal of the Trust, to be held, administered and disposed of by the Trustee as provided herein.

         2.    The Trust established hereby shall be irrevocable.







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         3.    The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         4. The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds and assets of the Company and shall be used exclusively for the uses and purposes of the Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created hereunder shall be mere unsecured contractual rights of the Participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined herein.

2. DISTRIBUTIONS TO PARTICIPANTS AND THEIR BENEFICIARIES.

         1. The term "Participants," when used in this Trust, shall mean those persons, who are all consultants or professional advisors of the Company, listed on EXHIBIT A attached hereto and incorporated herein by this reference.

         2. As promptly as practicable following the date on which a registration statement of the Company, covering the shares of common stock which are the principal of this Trust, has been declared effective by the Securities and Exchange Commission, the Trustee shall distribute the entire principal of this Trust, including such shares and any earnings thereon, to the Participants, in the percentages set forth on EXHIBIT A, at the addresses listed on EXHIBIT A. All such payments or distributions shall be made in lump sums; provided, however, that the Trustee may make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the distribution pursuant to the terms of this Trust, and shall pay the amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO PARTICIPANTS WHEN THE COMPANY IS INSOLVENT.

         1. The Trustee shall cease payment or distribution of any portion of the principal hereunder to the Participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if
               (i) the Company is unable to pay its debts as they become due, or
               (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.







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         2.    At all times during the continuance of this Trust, the principal of this Trust, and any income thereon, shall be subject to claims of the general creditors of the Company under federal and state law as set forth below.

               1. The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company has become Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Participants and their beneficiaries.

               2. Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor of the Company alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

               3. If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments or distributions to the Participants and their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust shall in any way limit or diminish the rights of Participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to distributions or payments due to them under this Trust or otherwise.

               4. The Trustee shall resume payments and distributions to the Participants or their beneficiaries in accordance with
                    Section 2 of this Trust only after the Trustee has determined that the Company is no longer Insolvent.

4. INVESTMENT AUTHORITY.

         1. In no event may any rights or powers of or associated with the Trustee hereunder be exercisable by any Participant, and all such rights and powers shall be exercised solely by the Trustee or persons designated by the Trustee.

         2. The Trustee may invest any amounts of cash which now or hereafter become a part of the principal of this Trust in securities (including stock or rights to acquire stock) or obligations issued by any issuer, including the Company. In investing such cash portion of the principal, the Trustee shall be held only to the business judgment standard applicable to officers and directors of corporations, as established under Section 309 of the California Corporations Code.






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5. DISPOSITION OF INCOME.

         1. During the term of this Trust, any and all income received by the Trust, including but not limited to dividends paid on the shares of common stock of the Company held by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

         2. All income or earnings of the Trust, including dividends paid in kind, shall be distributed, at the time of such distributions, in the manner provided in Section 3.b. hereof.

6. ACCOUNTING BY THE TRUSTEE.

         1. The Trustee shall keep accurate and detailed records of all investments, receipts, distributions and payments by the Trust. The Trustee shall cause to be prepared and filed by the Trust, any tax filings, returns or reports required to be filed by the Trust with any state, federal or local taxing authority, and shall cause any and all taxes shown thereon to be due to be paid prior to delinquency, all at the sole cost and expense of the Company.

         2.    The Trustee shall provide the Company with the following reports:

               1. Within sixty (60) days following the end of each calendar year commencing with calendar year 1999, a report showing all transactions of the Trust for the prior year;

               2. Concurrently with the filing thereof, copies of any and all tax filings, returns or reports required to be filed by the Trust with any state, federal or local taxing authority; and

               3. Within sixty (60) days following the distribution of all remaining assets of the Trust, a report reflecting all transactions of the Trust from the date of the last annual report provided to the Company and the date of such final distribution.

7. RESPONSIBILITY OF THE TRUSTEE.

         1. The Trustee shall, in any and all actions hereunder, be held only to the business judgment standard applicable to officers and directors of corporations, as established under Section 309 of the California Corporations Code.







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         2.    If the Trustee undertakes or defends any litigation or
               proceeding, including but not limited to any action or proceeding in respect of the assets of the Trust arising out of any Insolvency of the Company, the Company agrees to indemnify the Trustee against all costs, expenses, fees and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust; provided, however, that the Trustee shall thereafter continue to seek reimbursement from the Company of such expenses, and shall reimburse the Trust to the extent any such amounts are thereafter received from the Company.

         3. The Trustee may consult with legal counsel (who may also be counsel for the Company) with respect to the Trustee's duties or obligations hereunder. The Trustee may hire agents, accountants, actuaries, investment advisors or other professionals to assist in performing its duties hereunder, all at the sole cost and expense of the Company, and the Company shall be primarily liable for the payment of the fees of such persons.

         4. The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly otherwise herein provided.

         5. Notwithstanding any powers granted to the Trustee herein, or under applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and hiding the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

8. COMPENSATION AND EXPENSES OF THE TRUSTEE.

         1. The initial Trustee shall serve without compensation or fees. In the event the Company is required, pursuant to this Trust, to retain a replacement Trustee which is a trust company or the trust department of a bank, the Company shall pay all fees payable to such replacement Trustee in accordance with the schedule of fees normally used by such trust company or bank trust department.

         2. The Company shall be responsible for, and shall promptly pay in full, all administrative fees and expenses incurred by the Trustee.

9. RESIGNATION AND REPLACEMENT OF THE TRUSTEE.

         1. The Trustee may resign at any time by written notice to the Company, which shall be effective not fewer than ninety (90) days following the date of such notice.







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         2.    Upon the resignation, death or incapacity of the initial Trustee, or any successor Trustee, the Company shall appoint as a successor any trust company, or the trust department of any bank, qualified to do business in the State of California, which appointment shall become effective on or before the effective date of the resignation of such Trustee, or as promptly as possible following the death or incapacity of such Trustee.

         3. Upon the resignation, death or incapacity of the initial Trustee, or any successor Trustee, all assets of the Trust shall subsequently be transferred to the successor Trustee appointed as provided in Section 9.b. hereof.

         4. A successor Trustee need not examine the records and acts of the prior Trustee(s) and may retain or dispose of existing Trust assets, subject to Sections 4, 5, 6 and 7 hereof. The successor Trustee shall not be responsible for and the Company shall defend and indemnify the successor Trustee against any claim or liability resulting from any action or inaction of the prior Trustee or from any other past event, or any condition existing at the time it becomes the successor Trustee.

10. AMENDMENT OR TERMINATION.

         1. This Trust may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the stated purpose of this Trust, or make this Trust revocable.

         2. The Trust shall not terminate until the date on which all assets of the Trust have been paid out or distributed in accordance with
               Section 3.b. hereof. Upon the payment or distribution to the Participants of all of the assets of the Trust, this Trust shall automatically terminate.

11. MISCELLANEOUS.

         1. Any provision of this Trust prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         2. Benefits or payments payable or distributable to Participants or their beneficiaries may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.

         3. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of California.







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         IN WITNESS WHEREOF, this Trust Agreement has been executed, and the
Trust established, as of the date first written above.

                                        TRUSTEE:


                                        /s/ ROBERT MURRAY
                                        ----------------------------


                                        NEWSTAR MEDIA INC.


                                        By: /s/ NEIL TOPHAM
                                           -------------------------
                                        Its: Vice President and
                                             Chief Financial Officer
                                           -------------------------







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                                    EXHIBIT A
                                    ---------

                              List of Participants

   Name and Address                                       Percentage of Benefits
   ----------------                                       ----------------------

Stanton L. Stein                                                   33 1/3%
c/o Alschuler, Grossman, Stein & Kahan
2049 Century Park East
39th Floor
Los Angeles, CA 90067

Robert L. Kahan                                                    16 2/3%
c/o Alschuler, Grossman, Stein & Kahan
2049 Century Park East
39th Floor
Los Angeles, CA 90067

Marcia J. Harris                                                    5 5/9%
c/o Alschuler, Grossman, Stein & Kahan
2049 Century Park East
39th Floor
Los Angeles, CA 90067

Samuel R. Pryor                                                     5 5/9%
c/o Alschuler, Grossman, Stein & Kahan
2049 Century Park East
39th Floor
Los Angeles, CA 90067

Steven E. Peden                                                     5 5/9%
c/o Alschuler, Grossman, Stein & Kahan
2049 Century Park East
39th Floor
Los Angeles, CA 90067

Susan A. Grueneberg                                                 5 5/9%
c/o Alschuler, Grossman, Stein & Kahan
2049 Century Park East
39th Floor
Los Angeles, CA 90067







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Bennett A. Bigman                                                   5 5/9%
c/o Alschuler, Grossman, Stein & Kahan
2049 Century Park East
39th Floor
Los Angeles, CA 90067

David G. Baram                                                      5 5/9%
c/o Alschuler, Grossman, Stein & Kahan
2049 Century Park East
39th Floor
Los Angeles, CA 90067

Joseph R. Taylor                                                    5 5/9%
c/o Liner, Yankelevitz, Sunshine, Weinhart & Regenstreif LLP
3130 Wilshire Boulevard
2nd Floor
Santa Monica, CA 90403

Steven J. Rosenwasser                                               5 5/9%
c/o NewStar Media Inc.
8955 Beverly Boulevard
Los Angeles, CA 90048

Karen L. Dillon                                                     5 5/9%
8971 Wonderland Avenue
Los Angeles, CA 90046